Zurich Advantage III

Supplement dated August 6, 2021

to the

Prospectus dated May 1, 2021

Issued By

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

This Supplement updates certain information in your variable annuity contract (“Contract”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

DWS Bond VIP and DWS Global Equity VIP

The Board of Trustees of each the Deutsche DWS Variable Series I and the Deutsche DWS Variable Series II authorized the termination and liquidation of the DWS Bond VIP and DWS Global Equity VIP funds (“Liquidating Funds”), which will be effective on or about October 28, 2021 (the “Liquidation Date”).

Prior to the Liquidation Date, you may transfer any Contract Value allocated to the Liquidating Funds to other available investment options under your Contract. Transfers made prior to the Liquidation Date will not count towards the number of free transfers available under your Contract in a Contract Year.

Effective after of the close of business on October 28, 2021, the following changes will occur:

●	Purchase Payments and Subaccount Transfers. Purchase payments or Subaccount transfers of Contract Value will no longer be accepted into the Liquidating Funds.

●	Contract Value. Any Contract Value invested in the Liquidating Funds will automatically be transferred into the DWS Government Money Market VIP fund.

●

Program Enrollments. If you do not make any updates to your program enrollment (e.g. Dollar Cost Averaging or Systematic Withdrawal Plan) that includes transfers of Contract Value into or out of the Liquidating Funds, your enrollments will automatically be updated to reflect the DWS Government Money Market VIP fund.

●

Sub-Account Transfer Rule. During the 60 days after the Liquidation Date, you will be allowed one transfer from the DWS Government Money Market fund that will not count as a transfer toward the limitation of allowable transfers per Contract Year.

Upon completion of the liquidation, all references to the Liquidating Funds are deleted from the Prospectus.

This Supplement Should Be Retained with Your Prospectus for Future Reference.

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